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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) February 16,1998


                          DLJ Commercial Mortgage Corp.
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             (Exact Name of Registrant as Specified in Its Charter)


 Delaware                           333-32019            13-3956945
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(State or Other Jurisdiction        (Commission          (IRS Employer
of Incorporation)                   File Number)          Identification No.)



 277 Park Avenue, New York, New York                             10172
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code  (212) 892-3000


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On March 2, 1998, a single series of certificates, entitled DLJ

Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-CF1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), entered into by and among DLJ Commercial Mortgage Corp. (the "Registrant") as depositor, Banc One Mortgage Capital Markets, LLC, as servicer, Clarion Partners, LLC, as special servicer, and Norwest Bank Minnesota, National Association, as trustee and REMIC administrator. Certain classes of the Certificates (the "Underwritten Certificates") are being registered under the Registrant's registration statement on Form S-3 (no. 333-32019) and have been sold to Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter") pursuant to an underwriting agreement entered into by and between the Registrant and the Underwriter.

         In connection with its expected sale of the Underwritten Certificates, the Underwriter has advised the Registrant that it has furnished to prospective investors certain information attached hereto as Exhibits 99.1 and 99.2 that may be considered "Computational Materials" (as defined in the no-action letter issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and made publicly available May 20, 1994 and the no-action letter issued by the Division of Corporation Finance of the Commission to the Public Securities Association and made publicly available May 27, 1994) and "ABS Term Sheets" (as defined in the no-action letter issued by the Division of Corporation Finance of the Commission to the Public Securities Association and made publicly available February 17, 1995).

         The Computational Materials and ABS Term Sheets attached hereto have been prepared and provided to the Registrant by the Underwriter. The information in such Computational Materials and ABS Term Sheets has been superseded by the final Prospectus Supplement relating to the Underwritten Certificates (to the extent the information in such Computational Materials and ABS Term Sheets is inconsistent with the information in the Prospectus Supplement) and will be superseded by any other comparable information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

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(c)  Exhibits:


Exhibit No.       Description

99.1 Computational Materials prepared by Donaldson, Lufkin & Jenrette Securities Corporation.*

99.2 ABS Term Sheets prepared by Donaldson, Lufkin & Jenrette Securities Corporation.

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* Filed on March 4, 1998, under cover of Form SE pursuant to and under Rule 311 of Regulation S-T.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  March 2, 1998


                          DLJ COMMERCIAL MORTGAGE CORP.


                         By:         /s/ N. Dante LaRocca
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                             Name:    N. Dante LaRocca
                             Title:   Senior Vice President

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                                  EXHIBIT INDEX


                  The following exhibits are filed herewith:


Exhibit No.                                                            Page No.
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99.1              Computational Materials prepared by Donaldson,
                  Lufkin & Jenrette Securities Corporation.*

99.2              ABS Term Sheets prepared by Donaldson, Lufkin &
                  Jenrette Securities Corporation.

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* Filed on March 4, 1998, under cover of Form SE pursuant to and under Rule 311 of Regulation S-T.

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